Exhibit 99.2

Enviri Corporation Announces Exploration of Strategic Alternatives to Maximize Shareholder Value

PHILADELPHIA (August 5, 2025) – Enviri Corporation (NYSE: NVRI), a global, market-leading provider of environmental solutions for industrial and specialty waste streams, today announced that its Board of Directors has authorized management to conduct a formal process to evaluate and explore strategic alternatives aimed at unlocking shareholder value.

The Company is evaluating a wide range of value creation alternatives including but not limited to a tax-efficient sale or separation of the Clean Earth business, along with the continued execution of the Company’s business plan.

“As we seek to close the persistent gap between Enviri’s public market valuation and the company’s sum-of-the-parts value, the Board has authorized a comprehensive review of strategic alternatives,” said Enviri Chairman and CEO Nick Grasberger. “We are approaching this process with clarity, discipline, and an open mind, assisted by our outside advisors and guided by our commitment to maximize shareholder value. This is a pivotal moment for Enviri, one that allows us to evaluate all paths forward while continuing to deliver innovative, safe, and sustainable solutions to our customers’ complex environmental and infrastructure needs worldwide.”

There can be no assurances regarding any specific outcome or transaction resulting from this review. The Company has not established a timetable for completion of the review and does not intend to provide additional updates unless and until it determines further disclosure is appropriate or necessary.

Advisors
BofA Securities and Jefferies LLC are serving as financial advisors to Enviri and Fried, Frank, Harris, Shriver & Jacobson LLP is serving as legal counsel for this strategic review.

Second Quarter Earnings Results
In a separate announcement this morning, the Company released earnings for the second quarter ending June 30, 2025. The release can be viewed on the Company's Investor Relations page at https://investors.enviri.com.

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Forward-Looking Statements
The nature of the Company's business, together with the number of countries in which it operates, subject it to changing economic, competitive, regulatory and technological conditions, risks and uncertainties. In accordance with the "safe harbor" provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, the Company provides the following cautionary remarks regarding important factors that, among others, could cause future results to differ materially from the results contemplated by forward-looking statements, including the expectations and assumptions expressed or implied herein. Forward-looking statements contained herein could include, among other things, statements regarding the Company’s exploration of strategic alternatives; statements about management's confidence in and strategies for performance; expectations for new and existing products, technologies and opportunities; and expectations regarding growth, sales, cash flows, and earnings. Forward-looking statements can be identified by the use of such terms as "may," "could," "expect," "anticipate," "intend," "believe," "likely," "estimate," "outlook," "plan," "contemplate," "project," "target" or other comparable terms.

Factors that could cause actual results to differ, perhaps materially, from those implied by forward-looking statements include, but are not limited to: (1) any delay to the Company’s review of strategic alternatives; (2) the Company’s inability to successfully secure a transaction as part of such review; (3) if such a transaction is entered into, the failure to consummate such transaction; (4) the possibility that any such transaction may not ultimately achieve the expected benefits; (5) the Company's ability to successfully enter into new contracts and complete new acquisitions, divestitures, or strategic ventures in the time-frame contemplated or at all; (6) the Company’s inability to comply with applicable environmental laws and regulations; (7) the Company’s inability to obtain, renew, or maintain compliance with its operating permits or license agreements; (8) various economic, business, and regulatory risks associated with the waste management industry; (9) the seasonal nature of the Company's business; (10) risks caused by customer concentration, the fixed price and long-term customer contracts, especially those related to complex engineered equipment, and the competitive nature of the industries in which the Company operates; (11) the outcome of any disputes with customers, contractors and subcontractors; (12) the financial condition of the Company's customers, including the ability of customers (especially those that may be highly leveraged or have inadequate liquidity) to maintain their credit availability; (13) higher than expected claims under the Company’s insurance policies, or losses that are uninsurable or that exceed existing insurance coverage; (14) market and competitive changes, including pricing pressures, market demand and acceptance for new products, services and technologies; changes in currency exchange rates, interest rates, commodity and fuel costs and capital costs; (15) the Company's ability to negotiate, complete, and integrate strategic transactions and joint ventures with strategic partners; (16) the Company’s ability to effectively retain key management and employees, including due to unanticipated changes to demand for the Company’s services, disruptions associated with labor disputes, and increased operating costs associated with union organizations; (17) the Company's inability or failure to protect its intellectual property rights from infringement in one or more of the many countries in which the Company operates; (18) failure to effectively prevent, detect or recover from breaches in the

Company's cybersecurity infrastructure; (19) changes in the worldwide business environment in which the Company operates, including changes in general economic and industry conditions and cyclical slowdowns impacting the steel and aluminum industries; (20) fluctuations in exchange rates between the U.S. dollar and other currencies in which the Company conducts business; (21) unforeseen business disruptions in one or more of the many countries in which the Company operates due to changes in economic conditions, changes in governmental laws and regulations, including environmental, occupational health and safety, tax and import tariff standards and amounts; political instability, civil disobedience, armed hostilities, public health issues or other calamities; (22) liability for and implementation of environmental remediation matters; (23) product liability and warranty claims associated with the Company’s operations; (24) the Company’s ability to comply with financial covenants and obligations to financial counterparties; (25) the Company’s outstanding indebtedness and exposure to derivative financial instruments that may be impacted by, among other factors, changes in interest rates; (26) tax liabilities and changes in tax laws; (27) changes in the performance of equity and bond markets that could affect, among other things, the valuation of the assets in the Company's pension plans and the accounting for pension assets, liabilities and expenses; (28) risk and uncertainty associated with intangible assets; and the other risk factors listed from time to time in the Company's SEC reports. A further discussion of these, along with other potential risk factors, can be found in Part I, Item 1A, “Risk Factors” of the Company’s most recently filed Annual Report on Form 10-K, as updated by subsequent Quarterly Reports on Form 10-Q, which are filed with the Securities and Exchange Commission. The Company cautions that these factors may not be exhaustive and that many of these factors are beyond the Company's ability to control or predict. Accordingly, forward-looking statements should not be relied upon as a prediction of actual results. The Company undertakes no duty to update forward-looking statements except as may be required by law.

About Enviri
Enviri is transforming the world to green, as a trusted global leader in providing a broad range of environmental services and related innovative solutions. The company serves a diverse customer base by offering critical recycle and reuse solutions for their waste streams, enabling customers to address their most complex environmental challenges and to achieve their sustainability goals. Enviri is based in Philadelphia, Pennsylvania and operates in more than 150 locations in over 30 countries. Additional information can be found at www.enviri.com.